Exhibit 32.1
Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.
In connection with the Quarterly Report on Form 10-Q of Inhibitex, Inc. (the “Company”) for the quarter ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William D. Johnston, Ph.D.

William D. Johnston, Ph.D.
President and Chief Executive Officer

/s/ Russell H. Plumb

Russell H. Plumb
Vice President, Finance and Administration,
Chief Financial Officer
May 10, 2005

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